Exhibit 10.1

REMOTE KNOWLEDGE, INC.

SUBSCRIPTION AGREEMENT

August 31, 2004

REMOTE KNOWLEDGE, INC.

Attn: Henry Houston

16360 Park Ten Place, Suite 200

Houston, TX 77084

Ladies and Gentlemen:

1. The Offering. The undersigned (the “Subscriber”) understands that REMOTE KNOWLEDGE, INC., Delaware corporation (the “Company”), is offering up to 6,000 shares of its Series B Convertible Preferred Stock (“Series B Preferred Stock”) along with warrants to purchase up to 24,000,000 shares of common stock (collectively, the “Securities”) to a limited number of qualified investors, each of whom will qualify as an “accredited investor.”

2. Cancellation of Previous Subscription Agreement Execution of this Agreement cancels all previous Subscription Agreements between the Company and Subscriber, including but not limited to the offering of 5000 shares of Series B Preferred Stock with Sanders Morris Harris, Inc. acting as placement agent and the Series B Preferred Stock Offering totaling 4913 shares subscribed.

3. Acquisition of Securities. In connection with the offer of the Securities hereby, the Company has duly authorized the issuance to the Subscriber of the Securities listed on the signature page of this Agreement pursuant to the terms and conditions of this Agreement. The Preferred Stock will have the rights, preferences, privileges, restrictions and voting power set forth in the Company’s Certificate of Designation and Preferences for the Series B Convertible Preferred Stock as set forth in the attached Exhibit A and the Warrants will be issued pursuant to the terms and conditions of the form of Warrant as set forth in the attached Exhibit B. The Securities will be subject to the Registration Rights Agreement set forth in the attached Exhibit C.

3.1 Procedure Issuance of Securities. Execution of this Subscription Agreement will obligate the Subscriber to purchase the total number of Securities set forth on the signature page, in three separate transactions, the First Closing, the Second Closing and Third Closing, so that 20.833% of the Securities will be purchased and sold at the First Closing, 41.667% of the Securities will be purchased and sold at the Second Closing, and the remaining 37.5% of the Securities will be purchased and sold at the Third Closing, (expressly providing the conditions for the Second and Third Closings have been met by the Company).

3.1.1. First Closing. Subject to the terms and conditions of this Agreement, the Company agrees to issue to all of the Subscribers in the First Closing (as defined below) up to a total of 1250 shares of the Preferred Stock, along with Warrants to purchase 5,000,000 shares of common stock for seven years at a purchase price of $.75 per share (collectively, the “First Securities”) for a total purchase price of $3,750,000.

3.1.2. Second Closing. After the First Closing and subject to the terms and conditions of this Agreement, the Company agrees to sell at the Second Closing (as defined below), up to an additional 2,500 shares of Preferred Stock along with Warrants to purchase 10,000,000 shares of common stock for seven years at a purchase price of $.75 per share (the “Second Securities”) at a total purchase price of $7,500,000, with the further condition that the Company must have sold and delivered 100 of the Company’s product RK3000. The evidence of sales and deliveries will be a certificate from an officer of the Company, based on copies of customer invoices. Until the Company has sold the requisite number of RK3000 units, the Subscriber will not be required to purchase the Second Securities.

3.1.3 Third Closing. After the First Closing and second closing and subject to the terms and conditions of this Agreement, the Company agrees to sell at the Third Closing (as defined below), up to an additional 2,250 shares of Preferred Stock along with Warrants to purchase 9,000,000 shares of common stock for seven years at a purchase price of $.75 per share (the “Second Securities”) at a total purchase price of $6,750,000, with the further condition that the Company must have sold and delivered, 300 of the Company’s product RK3000 in addition to the 100 sold for the Second Closing. The evidence of sales and deliveries will be a certificate from an officer of the Company, based on copies of customer invoices. Until the Company has sold the requisite number of RK3000 units, the Subscriber will not be required to purchase the Second Securities.

3.1.4 Failure to meet conditions for Second and Third Closings. If the required numbers of sales have not been invoiced in order to cause the Second and Third Closings by March 31, 2005 then such Closings will be cancelled and the obligation of the Subscriber to purchase the Securities in those closings shall be terminated.

3.2 Closing

3.2.1. First Closing. The closing of the purchase and sale of the First Securities will take place at the offices of the Company or at any other location as may be agreed by the parties hereto (the “First Closing”). The First Closing will take place when the Company has received subscriptions for $6,000,000 and funds of $1,250,000. At the First Closing, the Company will deliver to the Purchasers certificates representing the First Securities including up to 1,250 shares of the Preferred Stock and Warrants to purchase 5,000,000 shares of common stock at a purchase price of $.75.

3.2.2. Second Closing. The closing of the purchase and sale of the Second Securities (the “Second Closing”) will occur within (10) days of written notice from the Company to the Subscriber at the address set forth herein that the requisite number of units have been sold, and will take place at the offices of the Company or at any other location as may be agreed by the parties hereto (the “Second Closing”). Until the Company has sold the required number of RK3000 units, the Subscriber is not obligated to purchase the Second Securities. At the Second Closing, the Company will deliver to the Subscriber certificates representing the Second Securities, including up to 2,500 shares of the Preferred Stock and Warrants to purchase up to 10,000,000 shares of common stock at a purchase price of $.75.

3.2.3. Third Closing. The closing of the purchase and sale of the Second Securities (the “Second Closing”) will occur within (10) days of written notice from the Company to the Subscriber at the address set forth herein that the requisite number of units have been sold, and will take place at the offices of the Company or at any other location as may be agreed by the parties hereto (the “Second Closing”). Until the Company has sold the required number of RK3000 units, the Subscriber is not obligated to purchase the Second Securities. At the Second Closing, the Company will deliver to the Subscriber certificates representing the Second Securities, including up to 2,250 shares of the Preferred Stock and Warrants to purchase up to 9,000,000 shares of common stock at a purchase price of $.75.

4. Subscription by Subscriber. Subscriber hereby agrees that the Subscriber will purchase from the Company the total number of Securities the Company in the First Closing, Second Closing and the Third Closing as set forth on the signature page hereof and has tendered a check or has authorized a wire transfer to the Company in the amount of the required portion of the purchase price for the First Closing. Upon receipt of written notice from the Company that the conditions for the Second and Third Closing have been met, the Subscriber will tender the required portion of the purchase price for the Second and Third Closing.

5. Acceptance of Subscription. The Subscriber acknowledges that a subscription hereunder shall be irrevocable until accepted or rejected by the Company. The acceptance by the Company of the subscription shall be evidenced by the execution of this Agreement by the Company and the acceptance and deposit of checks or wire transfers tendered for payment of the First Securities. The Company will not be obligated to deliver the Second Securities or Third Securities until it has accepted and deposited payment tendered by the Subscriber for the Second Securities and Third Securities.

6. Subscriber’s Representations and Warranties. In connection with this subscription, the Subscriber hereby represents, warrants, covenants and acknowledges to the Company as follows:

6.1 Purchase for Investment. The Subscriber is acquiring the Securities for investment for the Subscriber’s own account, not as a nominee or agent, and not with the view to, or for resale or any distribution thereof. The Subscriber understands that the Securities to be purchased have not been, and will not be, registered under the Securities Act of 1933, as amended (the “Securities Act”), or any state securities laws by reason of specific exemptions from the registration provisions of the Securities Act, and any applicable state securities laws, the availability of which depend upon, among other things, the bona fide nature of the investment intent and the accuracy of the Subscriber’s representations as expressed herein.

6.2 Investor Qualifications. The Subscriber has substantial experience in evaluating and investing in private placement transactions of securities in companies similar to the Company, so that the Subscriber is capable of evaluating the risks and merits of the investment in Securities of the Company, and the Subscriber has the capacity, both by experience and by financial capacity, to protect the personal interests of the Subscriber in the negotiations concerning the terms and conditions of the Securities.

6.3 Accredited Investor. The Subscriber is an accredited investor as defined in Rule 501 of Regulation D promulgated under the Securities Act.

6.4 Sophisticated Investor. By reason of the business and financial experience of the Subscriber, together with the experience of any advisors retained, the Subscriber has such knowledge, sophistication and experience in business and financial matters so as to be capable of evaluating the merits and risks of the prospective investment, and is able to bear the economic risk of such investment and, at the present time, is able to afford a complete loss of such investment. Subscriber hereby represents that it has received the Offering Information of the Company (as defined below). The Subscriber has had the opportunity to ask questions of, and receive answers from, the Company concerning the terms and conditions of the offering of the Securities, to discuss the Company’s business, management and financial affairs with its management, and to obtain from the Company any additional information about the Company the Subscriber may have desired. The Subscriber is satisfied with the answers so received and the additional information so obtained.

6.5 Other Subscribers. The Subscriber is not relying upon any statements or instruments made or issued by any other Subscriber or any other person, firm or entity, other than the Company, in making the decision to invest in the Securities.

6.6 Restricted Securities. The Subscriber understands that the Securities are restricted securities within the meaning of the Securities Act, and that, as a result, the Subscriber must hold the Securities indefinitely, unless subsequently registered under (or exempt from registration under) the Securities Act, and applicable state securities laws and regulations. The Subscriber is familiar with, or has been advised by counsel regarding, the applicable limitations upon the resale and transfer of the Securities.

6.7 Company’s Reliance. The Subscriber acknowledges that the Company is and will be relying upon the truth and accuracy of the foregoing representations and warranties in offering and selling the Securities without first registering them under the Securities Act and applicable state securities laws, and that, but for such representations, this subscription would not be accepted. The Subscriber authorizes the Company, in its sole discretion, to place a restrictive legend in substantially the following form, with such amendments as may be required by any state securities laws, on the certificates and any other documents evidencing the Securities:

THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR ANY APPLICABLE STATE SECURITIES LAWS, BUT HAVE BEEN ACQUIRED FOR THE PRIVATE INVESTMENT OF THE HOLDER HEREOF. THEY MAY NOT BE OFFERED OR SOLD, AND NO TRANSFER OF THEM MAY BE MADE, UNLESS (1) THEY ARE REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND APPLICABLE STATE SECURITIES LAWS, OR (2) THERE IS AVAILABLE AN EXEMPTION FROM SUCH LAWS FOR SUCH OFFER, SALE OR TRANSFER.

Company reserves the right to place any additional legends required by state or Federal law.

7.	Company’s Representations and Warranties. The Company has delivered in connection with this Subscription Agreement information about the Company (“Offering Information”), including a copy of a prospectus of the Company dated July 23, 2004, form 10 QSB for the quarter ended June 30, 2004 and offering term sheet. The Company hereby incorporates by reference herein the Offering Information and represents that the Offering Information supplied by the Company for delivery to the Subscriber does not contain any untrue statement of a material fact and does not omit to state a material fact necessary to make the statements contained therein not misleading.

8.	Registration Rights Agreement. By the execution of the execution page included in this Subscription Agreement, the Subscriber agrees to enter into the Registration Rights Agreement with the Company included with the Offering Information.

9.	Indemnity. The subscriber agrees to indemnify and hold harmless the Company and the officers and directors thereof against any damages, loss, expense or cost, including, without limitation, reasonable attorneys’ fees, sustained as a result of the breach of any of the representations made by that Subscriber herein.

10.	Successors and Assigns. The terms and conditions of this Agreement will inure to the benefit of and be binding upon the respective successors and assigns of the parties (including the transferees of the Securities).

11.	Notices. All notices and other communications provided for or permitted hereunder will be in writing and will be deemed to have been duly given if delivered personally or sent by telecopy, registered or certified mail (return receipt requested), postage prepaid, nationally recognized receipted delivery service, or courier, if to the Subscriber, at the address set forth on the signature page hereto, and if the Company, at the address on the first page. Notices sent by mail will be effective three (3) business days after being mailed; notices sent by telecopy will be effective when receipt is acknowledged, and notices sent by receipted delivery service will be effective on the next business day after delivery to the delivery service. Notices may be changed by written notice pursuant to this provision.

12.	Further Assurances. Each party agrees to use commercially reasonable efforts to take, or cause to be taken all actions and to do, or cause to be done all things that may be necessary or appropriate to consummate and to make effective the transactions contemplated by this Agreement, including, without limitation, the execution and delivery of such other certificates, agreements, instruments and documents, the provision of all such information as may be necessary or appropriate as aforesaid and the making of such governmental filings as may be necessary.

13.	Final Agreement. This Agreement and the attachment hereto constitute the final agreement between the parties concerning the matters referred to herein, and supersede all prior agreements and understandings.

14.	Counterparts. Two or more duplicate originals of this Agreement may be signed by the parties, each of which shall be an original, but all of which together shall constitute one and the same instrument.

15.	Governing Law. The validity, meaning and effect of this Agreement shall be determined in accordance with the laws of the State of Texas.

IN WITNESS WHEREOF, the undersigned Subscriber has executed this Agreement as of the dates set forth on the signature page hereof.

[Signature Pages follow]

SUBSCRIPTION SIGNATURE PAGE

New August Offerings

Total of Shares of Series B Preferred Stock Subscribed for

(Includes First, Second and Third Closings)

Total Purchase Price: $

Total number of Warrants

	Purchase Price	Number of Shares	Number of Warrants
First Closing	$
Second Closing	$
Third Closing	$
Total:	$

Date: August 31, 2004

Signature(s) of Subscriber:

Printed Name of Subscriber(s):

Address:

__________________________

Telephone Number:

Home:

Office:

Social Security Number:

ACCEPTED:                      , 2004

REMOTE KNOWLEDGE, INC.

By:
Randy S. Bayne, President

SIGNATURE PAGE

REGISTRATION RIGHTS AGREEMENT

The undersigned Subscriber hereby agrees to enter into and be bound by the Registration Rights Agreement dated August 31, 2004 with REMOTE KNOWLEDGE, INC., a Delaware corporation.

Signature

Printed Name

Date